FFTW FUNDS, INC.
Advisor Class
Investor Class

Supplement dated June 16, 2008 to the
Prospectus and Statement of Additional Information dated April 30, 2008, as Supplemented on May 2, 2008 and May 12, 2008

This supplement to the Prospectus and Statement of Additional Information dated April 30, 2008, for the FFTW Funds, Inc. (the “Fund”) amends information in the Prospectus as described below for the Limited Duration Portfolio (“Portfolio”). For further information, please contact the FFTW Funds, Inc. at 1(800) 247-0473.

Reorganization. Pursuant to an Agreement and Plan of Reorganization (“Agreement”), series of the Fund would reorganize into respective series of the American Independence Funds Trust (the “Trust”) upon approval by the shareholders of each Portfolio. Effective end of business on June 13, 2008, shareholders of the FFTW Limited Duration Portfolio were reorganized into the AI Short-Term Bond Fund Institutional Class. Shares of the FFTW Limited Duration Portfolio are no longer for sale. For further information on purchasing shares of the AI Short-Term Bond Fund, please call 1(888) 266-8787.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.